Exhibit 99.1

INGERSOLL-RAND PLC

Sector Results

For the Year Ended December 31, 2007

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$—	$—	$—	$—	$—
Climate Control Technologies	3,372.4	—	—	—	3,372.4	(f)	Climate Solutions
Industrial Technologies	2,877.1	—	—	—	2,877.1		Industrial Technologies
Security Technologies	2,513.6	—	—	(525.7)	1,987.9		Security Technologies
	—	—	—	525.7	525.7	(g)	Residential Solutions

Consolidated revenue	$8,763.1	$—	$—	$—	$8,763.1

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$—	$—	$—	$—	$—
Climate Control Technologies	382.6	—	—	—	382.6		Climate Solutions
Industrial Technologies	392.0	—	—	—	392.0		Industrial Technologies
Security Technologies	433.5	—	—	(44.9)	388.6		Security Technologies
	—	—	—	44.9	44.9		Residential Solutions

Total	1,208.1	—	—	—	1,208.1
Unallocated corporate expense	(150.3)	—	—	—	(150.3)		Unallocated corporate expense

Consolidated operating income	$1,057.8	$—	$—	$—	$1,057.8

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$22.4	$—	$—	$—	$—
Industrial Technologies	1.0	—	—	—	—
Security Technologies	5.3	—	—	—	—
Residential Solutions	—	—	—	—	—
Unallocated corporate expense	—	—	—	—	—

Total	$28.7	$—	$—	$—	$—

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.
(f)	Amounts do not include $5,410.0 million of Revenue associated with Trane Commercial Systems, as Ingersoll Rand did not acquire the business until June 5, 2008
(g)	Amounts do not include $2,039.6 million of Revenue associated with Trane Residential Systems, as Ingersoll Rand did not acquire the business until June 5, 2008

INGERSOLL-RAND PLC

Sector Results

For the Quarter Ended March 31, 2008

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$—	$—	$—	$—	$—
Climate Control Technologies	798.4	—	—	—	798.4	Climate Solutions
Industrial Technologies	743.4	—	—	—	743.4	Industrial Technologies
Security Technologies	621.5	—	—	(112.4)	509.1	Security Technologies
	—	—	—	112.4	112.4	Residential Solutions

Consolidated revenue	$2,163.3	$—	$—	$—	$2,163.3

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$—	$—	$—	$—	$—
Climate Control Technologies	80.1	—	—	—	80.1	Climate Solutions
Industrial Technologies	97.6	—	—	—	97.6	Industrial Technologies
Security Technologies	105.0	—	—	(14.0)	91.0	Security Technologies
	—	—	—	14.0	14.0	Residential Solutions

Total	282.7	—	—	—	282.7
Unallocated corporate expense	(35.7)	—	—	—	(35.7)	Unallocated corporate expense

Consolidated operating income	$247.0	$—	$—	$—	$247.0

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$1.0	$—	$—	$—	$—
Industrial Technologies	2.8	—	—	—	—
Security Technologies	—	—	—	—	—
Residential Solutions	—	—	—	—	—
Unallocated corporate expense	—	—	3.1	—	—

Total	$3.8	$—	$3.1	$—	$—

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.

INGERSOLL-RAND PLC

Sector Results

For the Quarter Ended June 30, 2008

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$697.9	$(506.8)	$(191.1)	$—	$—
Climate Control Technologies	911.9	506.8	—	—	1,418.7	Climate Solutions
Industrial Technologies	806.1	—	—	—	806.1	Industrial Technologies
Security Technologies	664.9	—	—	(123.4)	541.5	Security Technologies
	—	—	191.1	123.4	314.5	Residential Solutions

Consolidated revenue	$3,080.8	$—	$—	$—	$3,080.8

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$66.1	$(41.9)	$(24.2)	$—	$—
Climate Control Technologies	114.7	41.9	—	—	156.6	Climate Solutions
Industrial Technologies	104.4	—	—	—	104.4	Industrial Technologies
Security Technologies	122.4	—	—	(18.7)	103.7	Security Technologies
	—	—	24.2	18.7	42.9	Residential Solutions

Total	407.6	—	—	—	407.6
Unallocated corporate expense	(46.0)	—	—	—	(46.0)	Unallocated corporate expense

Consolidated operating income	$361.6	$—	$—	$—	$361.6

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$(0.9)	$—	$—	$34.1	$5.5
Industrial Technologies	1.6	—	—	—	—
Security Technologies	1.8	—	—	—	—
Residential Solutions	—	—	1.9	1.3	4.1
Unallocated corporate expense	—	—	8.4	—	—

Total	$2.5	$—	$10.3	$35.4	$9.6

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.

INGERSOLL-RAND PLC

Sector Results

For the Quarter Ended September 30, 2008

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$2,051.1	$(1,554.0)	$(497.1)	$—	$—
Climate Control Technologies	895.0	1,554.0	—	—	2,449.0	Climate Solutions
Industrial Technologies	718.3	—	—	—	718.3	Industrial Technologies
Security Technologies	648.8	—	—	(122.7)	526.1	Security Technologies
	—	—	497.1	122.7	619.8	Residential Solutions

Consolidated revenue	$4,313.2	$—	$—	$—	$4,313.2

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$89.5	$(64.7)	$(24.8)	$—	$—
Climate Control Technologies	103.0	64.7	—	—	167.7	Climate Solutions
Industrial Technologies	81.4	—	—	—	81.4	Industrial Technologies
Security Technologies	126.0	—	—	(17.4)	108.6	Security Technologies
	—	—	24.8	17.4	42.2	Residential Solutions

Total	399.9	—	—	—	399.9
Unallocated corporate expense	(52.5)	—	—	—	(52.5)	Unallocated corporate expense

Consolidated operating income	$347.4	$—	$—	$—	$347.4

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$1.0	$—	$—	$96.3	$24.2
Industrial Technologies	(0.1)	—	—	—	—
Security Technologies	0.5	—	—	—	—
Residential Solutions	—	—	—	12.1	17.3
Unallocated corporate expense	(0.5)	—	13.3	—	—

Total	$0.9	$—	$13.3	$108.4	$41.5

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.

INGERSOLL-RAND PLC

Sector Results

For the Quarter Ended December 31, 2008

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$1,652.3	$(1,333.0)	$(319.3)	$—	$—
Climate Control Technologies	751.5	1,333.0	—	—	2,084.5	Climate Solutions
Industrial Technologies	670.5	—	—	—	670.5	Industrial Technologies
Security Technologies	595.7	—	—	(107.8)	487.9	Security Technologies
	—	—	319.3	107.8	427.1	Residential Solutions

Consolidated revenue	$3,670.0	$—	$—	$—	$3,670.0

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$(3,301.2)	$1,157.2	$2,144.0	$—	$—
Climate Control Technologies	(19.0)	(1,157.2)	—	—	(1,176.2)	Climate Solutions
Industrial Technologies	70.3	—	—	—	70.3	Industrial Technologies
Security Technologies	(253.0)	—	—	(7.9)	(260.9)	Security Technologies
	—	—	(2,144.0)	7.9	(2,136.1)	Residential Solutions

Total	(3,502.9)	—	—	—	(3,502.9)
Unallocated corporate expense	(26.9)	—	—	—	(26.9)	Unallocated corporate expense

Consolidated operating income	$(3,529.8)	$—	$—	$—	$(3,529.8)

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$49.1	$1,240.0	$3.0	$17.0	$18.4
Industrial Technologies	5.3	—	—	—	—
Security Technologies	4.5	360.0	—	—	—
Residential Solutions	10.0	2,110.0	—	(2.4)	11.6
Unallocated corporate expense	1.8	—	5.8	—	—

Total	$70.7	$3,710.0	$8.8	$14.6	$30.0

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.

INGERSOLL-RAND PLC

Sector Results

For the Year Ended December 31, 2008

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$4,401.3	$(3,393.8)	$(1,007.5)	$—	$—
Climate Control Technologies	3,356.8	3,393.8	—	—	6,750.6 (f)	Climate Solutions
Industrial Technologies	2,938.3	—	—	—	2,938.3	Industrial Technologies
Security Technologies	2,531.0	—	—	(466.2)	2,064.8	Security Technologies
	—	—	1,007.5	466.2	1,473.7 (g)	Residential Solutions

Consolidated revenue	$13,227.4	$—	$—	$—	$13,227.4

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$(3,145.7)	$1,050.7	$2,095.0	$—	$—
Climate Control Technologies	278.9	(1,050.7)	—	—	(771.8)	Climate Solutions
Industrial Technologies	353.7	—	—	—	353.7	Industrial Technologies
Security Technologies	100.4	—	—	(58.0)	42.4	Security Technologies
	—	—	(2,095.0)	58.0	(2,037.0)	Residential Solutions

Total	(2,412.7)	—	—	—	(2,412.7)
Unallocated corporate expense	(161.1)	—	—	—	(161.1)	Unallocated corporate expense

Consolidated operating income	$(2,573.8)	$—	$—	$—	$(2,573.8)

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$50.2	$1,240.0	$3.0	$147.4	$48.1
Industrial Technologies	9.6	—	—	—	—
Security Technologies	6.8	360.0	—	—	—
Residential Solutions	10.0	2,110.0	1.9	11.0	33.0
Unallocated corporate expense	1.3	—	30.6	—	—

Total	$77.9	$3,710.0	$35.5	$158.4	$81.1

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.
(f)	Amounts do not include $2,353.3 million of Revenue associated with Trane Commercial Systems, as Ingersoll Rand did not acquire the business until June 5, 2008
(g)	Amounts do not include $784.0 million of Revenue associated with Trane Residential Systems, as Ingersoll Rand did not acquire the business until June 5, 2008

INGERSOLL-RAND PLC

Sector Results

For the Quarter Ended March 31, 2009

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$1,399.7	$(1,096.9)	$(302.8)	$—	$—
Climate Control Technologies	503.3	1,096.9	—	—	1,600.2	Climate Solutions
Industrial Technologies	537.6	—	—	—	537.6	Industrial Technologies
Security Technologies	492.3	—	—	(89.9)	402.4	Security Technologies
	—	—	302.8	89.9	392.7	Residential Solutions

Consolidated revenue	$2,932.9	$—	$—	$—	$2,932.9

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$(14.3)	$(1.4)	$15.7	$—	$—
Climate Control Technologies	2.9	1.4	—	—	4.3	Climate Solutions
Industrial Technologies	17.2	—	—	—	17.2	Industrial Technologies
Security Technologies	76.3	—	—	(11.4)	64.9	Security Technologies
	—	—	(15.7)	11.4	(4.3)	Residential Solutions

Total	82.1	—	—	—	82.1
Unallocated corporate expense	(32.2)	—	—	—	(32.2)	Unallocated corporate expense

Consolidated operating income	$49.9	$—	$—	$—	$49.9

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$0.3	$—	$—	$—	$20.4
Industrial Technologies	8.8	—	—	—	—
Security Technologies	0.1	—	—	—	—
Residential Solutions	0.2	—	—	—	18.7
Unallocated corporate expense	1.5	—	—	—	—

Total	$10.9	$—	$—	$—	$39.1

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.

INGERSOLL-RAND PLC

Sector Results

For the Quarter Ended June 30, 2009

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$1,776.2	$(1,299.8)	$(476.4)	$—	$—
Climate Control Technologies	625.6	1,299.8	—	—	1,925.4	Climate Solutions
Industrial Technologies	539.7	—	—	—	539.7	Industrial Technologies
Security Technologies	532.3	—	—	(105.7)	426.6	Security Technologies
	—	—	476.4	105.7	582.1	Residential Solutions

Consolidated revenue	$3,473.8	$—	$—	$—	$3,473.8

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$105.0	$(88.1)	$(16.9)	$—	$—
Climate Control Technologies	49.5	88.1	—	—	137.6	Climate Solutions
Industrial Technologies	38.2	—	—	—	38.2	Industrial Technologies
Security Technologies	104.9	—	—	(17.4)	87.5	Security Technologies
	—	—	16.9	17.4	34.3	Residential Solutions

Total	297.6	—	—	—	297.6
Unallocated corporate expense	(47.0)	—	—	—	(47.0)	Unallocated corporate expense

Consolidated operating income	$250.6	$—	$—	$—	$250.6

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$16.4	$—	$—	$—	$26.4
Industrial Technologies	9.1	—	—	—	—
Security Technologies	5.1	—	—	—	—
Residential Solutions	1.3	—	—	—	19.2
Unallocated corporate expense	9.2	—	—	—	—

Total	$41.1	$—	$—	$—	$45.6

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.

INGERSOLL-RAND PLC

Sector Results

For the Quarter Ended September 30, 2009

(In millions)

UNAUDITED

		Reclassifications
	Revenue As Reported For Old Sectors	Trane Commercial Systems	Trane Residential Systems	Security Residential	Revenue For New Sectors

Air Conditioning Systems & Services	$1,770.8	$(1,315.3)	$(455.5)	$—	$—
Climate Control Technologies	649.5	1,315.3	—	—	1,964.8	Climate Solutions
Industrial Technologies	512.1	—	—	—	512.1	Industrial Technologies
Security Technologies	550.3	—	—	(113.7)	436.6	Security Technologies
	—	—	455.5	113.7	569.2	Residential Solutions

Consolidated revenue	$3,482.7	$—	$—	$—	$3,482.7

	Operating Income (Loss) As Reported For Old Sectors	Reclassifications			Operating Income (Loss) For New Sectors
		Trane Commercial Systems	Trane Residential Systems	Security Residential

Air Conditioning Systems & Services	$151.7	$(115.6)	$(36.1)	$—	$—
Climate Control Technologies	60.5	115.6	—	—	176.1	Climate Solutions
Industrial Technologies	43.0	—	—	—	43.0	Industrial Technologies
Security Technologies	117.3	—	—	(22.1)	95.2	Security Technologies
	—	—	36.1	22.1	58.2	Residential Solutions

Total	372.5	—	—	—	372.5
Unallocated corporate expense	(54.2)	—	—	—	(54.2)	Unallocated corporate expense

Consolidated operating income	$318.3	$—	$—	$—	$318.3

The operating income (loss) included in the above table for the new sectors includes the following charges:

	Restructuring Charges (a)	Impairment Charges (b)	Integration Charges (c)	Non-Recurring Purchase Accounting Charges (d)	Ongoing Purchase Accounting Amortization (e)

Climate Solutions	$3.3	$—	$—	$—	$25.2
Industrial Technologies	3.5	—	—	—	—
Security Technologies	1.7	—	—	—	—
Residential Solutions	0.3	—	—	—	22.9
Unallocated corporate expense	0.9	—	—	—	—

Total	$9.7	$—	$—	$—	$48.1

(a)	Represents employee termination benefits and other costs associated with announced restructuring plans.
(b)	Represents goodwill and other intangible asset impairment charges.
(c)	Represents integration costs associated with the acquisition of Trane.
(d)	Represents purchase accounting charges related to the Trane acquisition associated with the fair value allocation of purchase price to inventory, backlog and in process research and development costs.
(e)	Represents ongoing purchase accounting amortization.